SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

AML Communications, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-27252	77-0130894
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1000 Avenida Acaso

Camarillo, CA 93012

(Address of Principal Executive Offices)

805-388-1345

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

Under the terms of the purchase order dated June 03, 2005, Raytheon has ordered developmental and low volume production units from AML Communications, Inc. for a U.S. government program. Under the same purchase order, Raytheon has an option to order an additional 6000 units (3000 sets composed of 2 units per set) from 2008 to 2012 at a fixed price (with inflation escalators) and agreed schedule. The total estimated value of the order, including the options, is $30 million, assuming Raytheon exercises its option to purchase the additional units. Raytheon is not obligated to exercise any or all of the optioned quantities.

A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Please see Item 1.01 and the press release filed herewith as Exhibit 99.1.

Item 9. 01   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AML Communications, Inc.

By:	/s/ Jacob Inbar
Jacob Inbar, CEO

Dated: June 30, 2005

EXHIBIT INDEX

Exhibit Number

Description

99.1

Press release